UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2020

AKERNA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1630 Welton St., Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 932-6537

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On April 8, 2020, Akerna Corp., a Delaware corporation (“Akerna”) entered into a Stock Exchange Agreement (as described in Item 8.01 hereof, which is hereby incorporated by reference), pursuant to which it will issue shares of common stock of Akerna with an aggregate value of $2,000,000 (the “Akerna Shares”) at $5.72 per share, which will be subject to certain adjustments not later than 90 days post-closing. The Akerna Shares will be issued in exchange for the shares of Trellis Solutions, Inc., an Ontario corporation (“Trellis”) held by the sellers under the Stock Exchange Agreement. The Akerna Shares will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) thereof, based on the representations and warranties of the sellers.

Item 7.01.	Regulation FD Disclosure.

On April 8, 2020, Akerna issued a press release (the “Press Release”) announcing the execution of the Agreement (as defined in Item 8.01 below). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Akerna undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

On April 8, 2020, Akerna issued a corporate presentation summarizing the transaction with Trellis (as defined in Item 8.01 below) hereof (the “Presentation”). A copy of the Presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Akerna undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, Exhibits 99.1 and 99.2 are being “furnished”, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section nor shall they be deemed incorporated by reference in any filing that Akerna makes under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On April 8, 2020, Akerna entered into a Stock Exchange Agreement (the “Agreement”) among each of the parties set forth in Exhibit E of the Agreement, (collectively, the “Sellers”), Pranav Sood, an individual, (the “Sellers’ Representative”) and Trellis, pursuant to which Akerna will purchase and take assignment and delivery of 100% of the issued and outstanding capital stock of Trellis (the “Shares”). The consideration for the Shares is a number of shares of Akerna common stock with an aggregate value of approximately $2,000,000, which will be subject to certain adjustments not later than 90 days post-closing.

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement. A copy of the Agreement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description
99.1	Press Release, dated April 8, 2020, relating to the Trellis acquisition.
99.2	Presentation, dated April 8, 2020, relating to the Trellis acquisition.
99.3	Stock Exchange Agreement, dated April 8, 2020.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERNA CORP.

	By:	/s/ Jessica Billingsley
Jessica Billingsley
Chief Executive Officer
Dated: April 9, 2020

2